UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2016
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National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001‑37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 DTC Parkway, Suite 200 Greenwood Village, Colorado, 80111 (Address of principal executive offices)

(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
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Item 3.02.    Unregistered Sales of Equity Securities.

The information in Item 8.01 below is incorporated into this Item 3.02 by reference.

Item 8.01.    Other Events.

On November 17, 2016, NSA OP, LP (the "Operating Partnership") issued 73,615 Class A common units of limited partner interest ("OP units") in the Operating Partnership as partial consideration for the acquisition of one self storage property from an unrelated third party.

On November 21, 2016, the Operating Partnership issued 178,598 OP units and 10,729 Class B common units of limited partner interest in the Operating Partnership ("subordinated performance units") as partial consideration for the acquisition of one self storage property from Northwest Self Storage RV Hillsboro LLC, an affiliate of Kevin Howard Real Estate Inc., d/b/a Northwest Self Storage, one of the existing participating regional operators ("PROs") of National Storage Affiliate Trust (the "Company") and an affiliate of Kevin Howard, a trustee of the Company.

On December 6, 2016, the Operating Partnership issued 264,149 OP units as partial consideration for the acquisition of one self storage property from an unrelated third party.

The subordinated performance units described herein are convertible from time to time into OP units, subject to certain conditions, after April 28, 2017. For additional information about the conversion or exchange of subordinated performance units into OP units, see Note 8 in Item 1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

Following a specified lock up period after the respective dates of issuance set forth above, the OP units issued by the operating partnership, including any OP units issued upon the conversion of subordinated performance units, may be redeemed from time to time by the holders for a cash amount per OP unit equal to the market value of an equivalent number of common shares of the Company. The Company has the right, but not the obligation, to assume and satisfy the redemption obligation of the Operating Partnership described above by issuing one common share in exchange for each OP unit tendered for redemption. The Company has elected to report early the private placement of its common shares that may occur if the Company elects to assume the redemption obligation of the Operating Partnership as described above in the event that OP units are in the future tendered for redemption.

As of December 6, 2016, other than those OP units held by the Company, after reflecting the transactions described herein, 29,461,280 OP units of the Operating Partnership were outstanding (including 1,552,905 outstanding long-term incentive plan ("LTIP") units in the Operating Partnership and 1,834,786 outstanding OP units ("DownREIT OP units") in certain consolidated subsidiaries of the Operating Partnership, which are convertible into, or exchangeable for, OP units on a one-for-basis, subject to certain conditions).

The issuances described above were exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
Executive Vice President and Chief Financial Officer

Date: December 9, 2016